The PNC Financial Services Group, Inc. Third Quarter 2009 Earnings Conference Call October 22, 2009 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary
Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents.
We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).
We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In this presentation, we may refer to adjusted results to help illustrate the impact of certain types of items.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-
equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by
GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Key Messages
Our business model performed well
We believe the economy has stabilized
The balance sheet remained well-positioned – further increased capital and reserves and maintained strong liquidity
Pace of credit quality deterioration eased
Strong revenue performance and disciplined expense management resulted in pretax pre-provision earnings
1
well in excess of credit costs
Positive client trends continued to drive product sales above plan
.11
$1.03
$530
1Q09
.21
$1.00
$559
3Q09
.52 .21 EPS impact of TARP preferred dividends
$1,296 $207 Net income,
millions
$.14
2Q09
$2.17
YTD09
Earnings per diluted common share
Financial overview
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
PNC’s Performance Validates Realistic Opportunities for Growth.

Building a High Quality, Differentiated
Balance Sheet
Change from
($8)
2
-
($3)
($7)
(3)
(5)
$1
($8)
(8)
(4)
$4
June 30,
2009
($20) $271 Total liabilities and equity
($10) $42 Borrowed funds
(13) 11 Other time/savings
($9) $184 Total deposits
(4)    16 Other
(7) 51 Retail CDs
$11 $122 Transaction deposits
3 29 Shareholders’ equity
(16) 56 Other assets
(15) 161 Total loans
($20) $271 Total assets
$54
Sept 30,
2009
$11
Dec 31,
2008
Investment securities
Category (billions)
PNC Is Transitioning Our Balance Sheet to Reflect Our PNC Is Transitioning Our Balance Sheet to Reflect Our
Business Model. Business Model.
Loans/Assets
59%
Investment
securities/Assets
20%
Loans/Deposits
87%
Sept 30, 2009
Key Ratios

Pretax Pre-Provision Earnings
1
Substantially
Exceed Credit Costs
PNC Is Recognized for Our Ability to Create Positive Operating PNC Is Recognized for Our Ability to Create Positive Operating
Leverage to Help Offset Credit Costs. Leverage to Help Offset Credit Costs.
(1) For the nine months ended September 30, 2009, total revenue of $11.906 billion less noninterest expense of $7.365 billion equals pretax pre-provision earnings of $4.541 billion. For the three months ended September 30, 2009, total revenue of $4.048 billion less noninterest expense of $2.379 billion equals pretax pre-provision earnings of $1.669 billion. Further information is provided in the
Appendix.
$4.0
$2.4
$1.7
$0.9
$11.9
$7.4
$4.5
$2.9
Nine months ended
Revenue
Expense
Pretax pre-provision earnings
Provision
(billions)
September 30
2009
Three months ended

High Quality, Diverse Revenue Streams
Fund
servicing
$194
Asset
management
$242
Consumer
services
$330
Corporate
services
$252
Residential
mortgage
$207
Deposit
service
charges
$248
11%
13%
18%
14%
14%
11%
Other
$353
19%
Noninterest income 3Q09
Categories in millions
(1) Calculated as annualized taxable-equivalent net interest income divided by average earnings assets. The taxable-equivalent adjustment to net interest income was $16 million for both the three months ended September 30, 2009 and the three months ended
June 30, 2009.
3.29 3.49 Interest rate spread
3.76%
.27
1.39
2.57
1.04
4.88
2.18
5.20
5.12%
3Q09 2Q09 Net interest margin
1
5.22% Loans
5.32 Investment securities
2.14 Other
4.94
Total yield on interest-
earning assets
1.25 Deposits
2.97 Borrowed funds
1.65
Total rate on interest-
bearing liabilities
.31 Noninterest-bearing impact
3.60% Net interest margin
Net interest income
$2.2 billion
55% of total revenue
$1.8 billion
45% of total revenue

Disciplined Expense Management
PNC’s Culture Includes Focusing on Continuous Improvement.
Noninterest expense comparison
Third quarter savings of approximately $200
million for a year-to-date total of more than
$460 million
Implemented common vendor and expense
policies and approval guidelines
Implementing multi-year plan to help
maximize the value of physical space owned
and leased
Began consolidation of 93 mortgage
operations sites into two centers - Chicago and
Pittsburgh
Streamlining systems and support functions –
operations, marketing,  communications,
technology, finance, other staff
Completed divestiture of 61 Western
Pennsylvania National City branches in 3Q09
Integration cost savings highlights
$60
Additional 3Q09 integration cost
savings over 2Q09
$2,400 $2,356 Excluding selected information
(66)
-
89
$2,379
3Q09 2Q09 millions
$2,658 Noninterest expense
Selected information
125 Integration costs
133 Special FDIC assessment
-
Visa indemnification charge
reversal

Loan Portfolio
Commercial
and
equipment
leasing
$62.3
Commercial
real estate
$21.4
3Q09
Total loans
$160.6
Home
Equity
$29.6
Residential
real estate
$11.1
Distressed
1
$19.7
Other
consumer
$16.5
As of September 30, 2009. (1) Includes commercial, equipment leasing, commercial real estate, home equity, and residential real estate loans assigned to the Distressed Assets Portfolio segment totaling approximately $19.7 billion at September 30, 2009. Further information regarding the categories of loans in the Distressed Assets Portfolio segment and in the overall loan portfolio is provided in the Appendix.
(2) Net charge-offs to average loans, annualized. (3) Fair value marks relate to loans acquired from National City that were impaired per
FASB ASC 310-30.
Held for Investment
(billions)
Pace of credit quality deterioration
eased
Growth rate in nonperforming loans
slowed
Current stress in commercial real
estate and mortgage has been
manageable
Net charge-offs down 18% linked
quarter
Net charge-off ratio
2
of 1.59% versus
allowance to loans ratio of 2.99%
Allowance plus fair value marks as a
% of outstanding loans nearly 7%
3Q09 asset quality highlights
39%
13%
10%
19%
7%
12%
3

Repositioning the Investment Securities Portfolio
Made significant progress improving
the risk profile
Increased purchases of Treasuries
and government agency securities
Sold non-agency residential
mortgage-backed securities at a gain
3Q09 unrealized pretax loss of $2.2
billion improved by $3.2 billion since
4Q08
Improved credit related OTTI
1
trend
from ($155) million in 2Q09 to
($129) million in 3Q09
Highlights
PNC Continued to Transition the Risk Profile of the Investment PNC Continued to Transition the Risk Profile of the Investment
Securities Portfolio. Securities Portfolio.
$45.5 $52.0 Total amortized cost (billions)
7%
4%
8%
2%
21%
45%
13%
% of portfolio
3Q09       4Q08
5% Asset-backed
Period end securities available for sale -
amortized cost basis
2% US Treasury and government agencies
Residential mortgage-backed
50% Agency
29% Non-Agency
Commercial mortgage-backed
0% Agency
9% Non-Agency
5% Other
(1) Other-than-temporary impairments.

Strengthening Capital Ratios
10.0%
1Q09 2Q09
4.9%
5.3%
1Q09
2Q09
Tier 1 common ratio Tier 1 risk-based ratio
5.5%
1 10.5%
10.8%
1
3Q09 3Q09
Ratios and common equity as of quarter end. (1) Estimated. (2) Fair value marks relate to loans acquired from National City that were impaired per FASB ASC 310-30.
PNC capital ratios already
reflect impact of fair value
marks – as of September
30, 2009, fair value marks
2
were approximately $6.6
billion
Increased common equity
by $3.5 billion from 4Q08
to 3Q09
Plan to repay TARP when
appropriate in a
shareholder-friendly
manner subject to
regulatory approval
Highlights
PNC Is Focused on Disciplined Uses of Capital During Uncertain PNC Is Focused on Disciplined Uses of Capital During Uncertain
Times. Times.
4.8%
9.7%
4Q08
4Q08

PNC’s Framework for Success
Execute on and deliver the PNC
business model
Capitalize on integration
opportunities
Emphasize continuous
improvement culture
Leverage credit that meets our
risk/return criteria
Focus on cross selling PNC’s deep
product offerings
Focus “front door” on risk-adjusted
returns
Leverage “back door” credit
liquidation capabilities
Maximize credit portfolio value
Reposition deposit gathering
strategies
Action Plans
0.62%
>$800 million
44%
2.3%
87%
September 30,
2009
1.30%+
$1.2 billion
>50%
0.3%-0.5%
80%-90%
Target
Return on average
assets
(nine months ended)
Key Metrics
Loan to deposit
ratio
(as of)
Provision to
average loans
(nine months ended,
annualized)
Noninterest
income/total
revenue
(nine months ended)
Integration cost
savings
(current quarter,
annualized)
Executing our
strategies
PNC Business
Model
Staying core
funded
Returning to a
moderate risk
profile
Growing high
quality, diverse
revenue
streams
Creating
positive
operating
leverage

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s business model has performed well during
the economic downturn
PNC believes the economy has stabilized and
the pace of our credit quality deterioration has
eased
PNC’s realistic opportunities for growth are
expected to deliver significant value

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,”
“expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “project” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2008 Form 10-K and 2009 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
Changes in levels of unemployment.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting.  These statements are based on our current expectations that interest rates will remain low through
2009 with continued wide market credit spreads, and our view that national economic trends currently point to the end of recessionary conditions in the later half of 2009 followed by a subdued recovery in 2010.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from legislative and regulatory responses to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o
Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o
Increased litigation risk from recent regulatory and other governmental developments.
o
Unfavorable resolution of legal proceedings or other claims or regulatory and other governmental inquiries.
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o
Changes in accounting policies and principles.
•Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares.  If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in
BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.  This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition itself and to the integration of the acquired businesses into PNC.  These risks and uncertainties include the following:
•The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently.  Specifically, we may incur more credit losses from National City’s loan portfolio than expected.  Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
•Legal proceedings or other claims made and governmental investigations currently pending against National City, as well as others that may be filed, made or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
•Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule.  The integration of National City’s business and operations into PNC, which will include conversion of National
City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to
National City’s or PNC’s existing businesses.  PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction has resulted in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies.  Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the
National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, for the three months ended Pretax Net income
Reported net income (loss) ($246)
National City conforming provision for credit losses $504 328
Net income (loss) excluding National City conforming
provision for credit losses
$82
December 31, 2008
PNC believes that information adjusted for the impact of this item may be useful due to the extent to which the item is not indicative of our ongoing operations.
Nine months ended
March 31, 2009 June 30, 2009 Sept. 30, 2009 June 30, 2009
in millions
Total revenue $3,871 $3,987 $4,048 $11,906
Noninterest expense 2,328                2,658                 2,379                  7,365
Pretax pre-provision earnings $1,543 $1,329 $1,669 $4,541
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations.
Three months ended
As of September 30, 2009, in millions Total PNC
Loans assigned to the
Distressed Assets
Portfolio segment
Total PNC after
reassigning Distressed
Asset Portfolio loans
% of core
PNC loan
portfolio
% of total PNC
loan portfolio
Commercial and equipment leasing $63,211 $892 $62,319 44% 39%
Commerical real estate 24,064                     2,659                         21,405                        15% 13%
   Total core commercial lending $83,724 59% 52%
Other consumer 16,505                     11                              $16,494 12% 10%
Home equity 36,370                     6,772                         29,598                        21% 19%
Residential real estate 20,458                     9,348                         11,110                        8% 7%
   Total core consumer lending $57,202 41% 36%
     Total core portfolio $140,926 100% 88%
Distressed 19,682                        12%
Total loans $160,608 $19,682 $160,608 100%

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
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